EARNINGS PRESENTATION Second Quarter 2018 Aleris Corporation August 6, 2018

Forward-Looking and Other Information IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We are a direct wholly owned subsidiary of Aleris Corporation. Aleris Corporation currently conducts its business and operations through us and our consolidated subsidiaries. As used in this presentation, unless otherwise specified or the context otherwise requires, “Aleris,” “we,” “our,” “us,” “ and the “Company” refer to Aleris International, Inc. and its consolidated subsidiaries. Notwithstanding the foregoing, with respect to the historical financial information and other data presented in this presentation, unless otherwise specified or the context requires, “Aleris,” “we,” “our,” “us,” and the “Company’ refer to Aleris Corporation. We completed the sale of our recycling and specification alloys and extrusions businesses in the first quarter of 2015. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about the Merger and our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund operations, capital expenditures and debt service obligations, as well as statements regarding trade cases, tariffs and other governmental actions. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions or divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our operations and capital expenditure requirements and to meet our debt obligations; (7) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (8) our ability to retain the services of certain members of our management; (9) the loss of order volumes from any of our largest customers; (10) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (11) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (12) variability in general economic or political conditions on a global or regional basis; (13) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (14) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (15) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (16) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed facilities; (17) our ability to access credit or capital markets; (18) the possibility that we may incur additional indebtedness in the future; (19) limitations on operating our business and incurring additional indebtedness as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under our outstanding indebtedness; and (20) risks related to the Merger, including the possibility that the Merger may not be consummated; and (21) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward- looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non- GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP financial measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our 2023 Junior Priority Senior Notes and parties to our Term Loan Facility and the ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditure and working capital needs. We calculate our non-GAAP financial measures by eliminating the impact of a number of items we do not consider indicative of our ongoing operating performance, and certain other items. You are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis. See “Appendix.” INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission. WEBSITE POSTING We use our investor website (investor.aleris.com) as a channel of distribution of Company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The content of our website is not, however, a part of this presentation. 2

Second Quarter Overview . 2Q18 Adjusted EBITDA of $85M, up from $66M in 2Q17 2Q Adjusted EBITDA ($M) +28% – Strong demand and improved operating performance in North America along with favorable metal spreads – Growth in global automotive volumes from strong demand and $85 improved Europe productivity $66 – Asia Pacific aerospace growth offset softness in Europe due to 2Q17 2Q18 expected continued destocking Adjusted EBITDA per ton ($/t) . Lewisport ramp-up progressing well and nearing completion, ABS project and shipments remain on track . Successful refinancing in June 2018 improved financial flexibility – $361 $302 available liquidity of approximately $446M as of June 30, 2018 2Q17 2Q18 Record quarterly adjusted EBITDA and volume growth in all key global end uses 3

Aleris to be Acquired by Novelis . On July 26, announced that Aleris entered an agreement to be acquired by Novelis Inc. for approximately $2.6B, including assumption of outstanding indebtedness – $775M in cash plus the assumption of debt – Earn-out linked to achievement beyond base business plan during CY18-20 for North America with cumulative cap of $50M . Transaction includes all global facilities of Aleris . Expected to close in 9-15 months, subject to customary regulatory approvals and closing conditions Recognition of the value of Aleris’ investments for growth 4

Key Global End Uses 2Q YoY Growth Aleris Volume Drivers . Aleris YoY improvement driven by growth in Asia Pacific volumes . Europe impacted by OEM inventory destocking Aerospace 13% . Lower European rolling margins and spot demand . Expect continued volume growth in 2H18 . Recent multi-year supply agreements and customer model launches contributed to volume growth Automotive 31% . Continued growth in North America commercial ABS shipments . Customer commitments in place for 2H18 ramp up in North America . Demand remains strong Heat 2% Exchanger . Potential volume upside limited by available capacity until 2019 5

Key Regional End Uses 2Q YoY Growth Aleris Volume Drivers N.A. . Continued favorable demand environment Building & 4% Construction . Improved operating performance from continuous cast plants . Customer demand continues to be favorable N.A. Distribution 16% . 1H17 affected by capacity set aside for strategic build of inventory ahead of planned Lewisport outage . Demand continues to recover N.A. (2%) Truck Trailer . Strong trucking industry contributing to trailer demand EU Regional . Overall bookings and order activity stable Commercial (2%) Plate & Sheet . Volumes limited as capacity is being allocated to Automotive 6

Adjusted EBITDA Bridges ($M) 2Q18 vs. 2Q17 90 $0 80 ($3) $13 ($7) $11 70 $5 60 $85 50 $66 40 30 2Q17 Volume / Mix Price / Commodity InflationBase Inflation Productivity Currency/ 2Q18 Metal Spreads Translation/ Other 1H18 vs. 1H17 160 140 ($7) ($3) $20 ($13) $21 120 $3 100 80 $139 $118 60 40 20 1H17 Volume / Mix Price / Commodity Inflation Base Inflation Productivity Currency/ 1H18 Metal Spreads Translation/ 7 Other

North America Volume (kT) Segment Adjusted EBITDA ($M) 7% 131 140 $55 $36 2Q17 2Q18 2Q17 2Q18 Adj. EBITDA / ton $277 $390 2Q Adjusted EBITDA Bridge ($M) 2Q18 Performance 60 ($3) ($3) $3 ($1) . Improved operating performance and rolling margins 50 $19 contributed to higher Adjusted EBITDA/ton 40 $4 . Ongoing benefits from favorable scrap spreads for continuous cast production 30 $55 . Higher YoY B&C and Distribution volumes more than offset 20 $36 lower truck trailer volumes 10 . Productivity partially offset freight and cost inflation 0 2Q17 Volume / Mix Price / Metal Commodity Base Inflation Productivity Other 2Q18 Spreads Inflation 8

Metal Update $1.35 $0.50 $1.30 $1.25 $0.45 $1.20 $1.15 $0.40 $1.10 $0.35 $1.05 $1.00 $0.30 $0.95 $0.90 $0.25 $0.85 $0.80 $0.20 $0.75 $0.70 $0.15 Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun 2014 2015 2015 2015 2015 2016 2016 2016 2016 2017 2017 2017 2017 2018 2018 P1020 (left axis) Weighted Painted Siding, Mixed Low Copper, Sheet Spread 1Platts, Aleris Management Analysis, July 2018 Spreads remained elevated at historical highs in 2Q18 9

Europe Volume (kT) Segment Adjusted EBITDA ($M) 6% 83 87 $35 $34 2Q17 2Q18 2Q17 2Q18 Adj. EBITDA / ton $429 $386 2Q Adjusted EBITDA Bridge ($M) 2Q18 Performance 35 ($1) . Aerospace weakness from ongoing supply chain destocking $2 ($6) affected volume, mix, and rolling margins 30 $0 $7 . Automotive volume growth partially offset aerospace weakness ($3) 25 $35 $34 . Metal spreads impacted by modest cost increases from alternatives to Rusal slab supply and higher hardener costs 20 . Productivity gains from improved operating stability and cost optimization efforts 15 2Q17Volume / Mix Price / Metal Commodity Base Inflation Productivity Currency/ 2Q18 Spreads Inflation Translation/ Other 10

Asia Pacific Volume (kT) Segment Adjusted EBITDA ($M) 24% 8 $6 7 $4 2Q17 2Q18 2Q17 2Q18 Adj. EBITDA / ton $525 $748 2Q Adjusted EBITDA Bridge ($M) 2Q18 Performance 6 $0 $0 $0 . Aerospace shipments up 66% YoY, continuing to drive mix shift ($1) $1 $2 and higher Adjusted EBITDA/ton 4 . Rolling margins remained stable $6 . Base inflation offset with productivity 2 $4 0 2Q17 Volume / Mix Price / Metal Commodity Base Inflation Productivity Currency/ 2Q18 Spreads Inflation Translation/ Other 11

Cash Flow and LTM Working Capital Net Cash Flow ($M) Total LTM Working Capital Days 80 22% 22% 2Q17 2Q18 75 19% 70 Cash Provided / (Used) by Operating Activities ($37) ($72) 65 78 77 Capital Expenditures (56) (21) 60 71 55 Net Cash Before Financing ($93) ($93) 50 2016 2017 2Q18 Days % of Sales . Higher LME leading to elevated working capital investment . Higher working capital needs to support automotive ramp-up in North America . Supplier changes due to Rusal sanctions 12

Capital Structure & Liquidity Overview

Capital Expenditures Summary ($M)[1]



$188
$107
$82
$121
$14
$96
$298
$10
$201
$88
$358
$8
$276
$74
$208
$7
$148
$53
$125 - $140²
$21
$12
$6
$3
$52
$4
$12
$35
2013
2014
2015
2016
2017
2018E
2Q18
1H18
Other Growth
North America ABS Project & Other Upgrades
Maintenance

Liquidity Summary ($M)

	6/30/2018
Cash and Restricted Cash[3]	$69
Availability under ABL Facility	377
Liquidity	$446

Capital Structure ($M)

	6/30/2018
Cash and Restricted Cash[3]	$69
ABL Facility	264
Term Loan Facility[4]	1,100
2023 Junior Priority Notes[4]	400
Non-Recourse China Loan Facilities[4]	164
Other[4,5]	9
Net Debt	$1,868
LTM Adjusted EBITDA[6]	$221
Net Debt / LTM Adj. EBITDA	8.5x
Net Recourse Debt[7] / LTM Adj. EBITDA	7.7x
Net Secured Debt[8] / LTM Adj. EBITDA	7.7x

[1] Excludes discontinued operations CapEx of $50M, $43M, $15M in 2013-2015
[2] Guidance does not include capitalized interest
[3] Includes $3M of restricted cash for China Loan Facility payments
[4] Amounts exclude applicable premiums and discounts
[5] Other excludes $45M of exchangeable notes
[6] See prior SEC filing for applicable reconciliations to GAAP financial measures
[7] Excludes Non-Recourse China Loan Facilities
[8] Secured debt includes outstanding ABL Facility balance, Term Loan Facility, and 2023 Junior Priority Notes
Note: Certain amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in these charts and tables

Substantially improved liquidity after successful refinancing in June 2018

13

Outlook . Third quarter segment income and Adjusted EBITDA expected to be substantially higher than the third quarter of 2017 . Commercial shipments from new North America automotive assets are expected to show significant ramp up based on committed volumes; start-up costs expected to decline . Global aerospace volumes expected to benefit from higher aircraft production rates, the anticipated end of customer destocking and recent global, multi-year customer contracts . European automotive volume expected to continue to benefit from new model launches . Favorable YoY scrap spreads expected in North America . Continued inflationary cost pressure expected, particularly in freight 14

APPENDIX 15

2Q Adjusted EBITDA Reconciliation ($M) For the three months ended For the six months ended June 30, June 30, 2018 2017 2018 2017 Adjusted EBITDA $ 84.8 $ 66.3 $ 138.5 $ 118.1 Unrealized (losses) gains on derivative financial instruments (20.2) 25.1 13.5 17.2 Restructuring charges (0.9) (0.8) (1.9) (1.2) Unallocated currency exchange losses on debt (2.4) (1.3) (1.3) (1.3) Stock-based compensation expense (0.3) (0.4) (0.7) (1.1) Start-up costs (22.9) (15.4) (38.9) (29.9) Favorable (unfavorable) metal price lag 25.9 (4.7) 34.9 (2.6) Loss on extinguishment of debt (48.9) — (48.9) — Other 10.7 (1.4) 9.1 (3.4) EBITDA $ 25.8 $ 67.4 $ 104.3 $ 95.8 Interest expense, net (34.7) (31.3) (68.5) (58.4) Provision for income taxes (3.9) (12.8) (9.3) (23.5) Depreciation and amortization (34.1) (25.8) (68.8) (51.5) Net loss $ (46.9) $ (2.5) $ (42.3) $ (37.6) 16

2Q Adjusted EBITDA Reconciliation by Segment ($M) For the three months ended For the six months ended June 30, June 30, 2018 2017 2018 2017 North America Segment income $ 71.6 $ 31.1 $ 113.1 $ 55.3 (Favorable) unfavorable metal price lag (16.9) 5.3 (24.3) 4.4 1 Segment Adjusted EBITDA $ 54.7 $ 36.4 $ 88.8 $ 59.7 Europe Segment income $ 42.3 $ 35.3 $ 70.6 $ 73.3 (Favorable) unfavorable metal price lag (8.6) 0.1 (10.0) (0.6) 1 Segment Adjusted EBITDA $ 33.7 $ 35.4 $ 60.6 $ 72.7 Asia Pacific Segment income $ 6.7 $ 4.3 $ 9.1 $ 5.7 (Favorable) unfavorable metal price lag (0.4) (0.7) (0.6) (1.2) 1 Segment Adjusted EBITDA $ 6.4 $ 3.6 $ 8.5 $ 4.5 1Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table 17

2Q Adjusted EBITDA Per Ton Reconciliation ($M) For the three months ended For the six months ended June 30, June 30, 2018 2017 2018 2017 Metric tons of finished product shipped: North America 140.3 131.4 259.8 245.9 Europe 87.3 82.6 172.7 162.2 Asia Pacific 8.5 6.9 14.9 12.4 Intra-entity shipments (1.0) (1.4) (3.0) (2.7) Total metric tons of finished product shipped 235.1 219.5 444.4 417.8 Segment Adjusted EBITDA: 1 North America 2 $ 54.7 $ 36.4 $ 88.8 $ 59.7 Europe 33.7 35.4 60.6 72.7 Asia Pacific 6.4 3.6 8.5 4.5 Corporate (9.9) (9.1) (19.4) (18.8) Total Adjusted EBITDA $ 84.9 $ 66.3 $ 138.5 $ 118.1 Segment Adjusted EBITDA per metric ton shipped: North America $ 390.2 $ 277.2 $ 341.8 $ 242.7 Europe $ 385.6 $ 428.7 $ 350.7 $ 447.9 Asia Pacific $ 748.1 $ 525.2 $ 569.4 $ 367.6 Aleris Corporation $ 360.8 $ 302.1 $ 311.6 $ 282.7 1See prior slides for a reconciliation to the applicable GAAP financial measures 2Segment Adjusted EBITDA excludes start-up operating expenses and losses incurred during the start-up period. For the three months ended June 30, 2018 and 2017, start-up costs were $22.9 million and $15.4 million, respectively; for the six months ended June 30, 2018 and 2017, start-up costs were $38.9 million and $29.9 million, respectively 18

Metal Hedging Practices Risk Mitigation Strategy Impact . LME and regional premium volatility . Pass through pricing and tolling  Lowers margin volatility (inventory exposure) . Minimize inventory levels  Minimizes earnings impact . Sell 100% of open inventory forward  Risk limited to turn of inventory (“metal lag”) . Forward price sales . Match sales with physical purchases or LME forwards  Locks in rolling margin . Attempt to minimize LT fixed price sales  Reduces multiyear dated derivatives Adjusted EBITDA vs. Metal Price Lag 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 Metal price lag impact on gross profit $8 $8 $22 $8 ($5) $16 $10 $27 (+) Realized (losses) / gains on metal (9) (5) (19) (12) 4 (19) (1) (1) derivatives Favorable / (unfavorable) metal price lag ($1) $4 $2 ($5) ($1) ($3) $9 $26 net of realized derivative gains / losses Adj. EBITDA including metal lag $52 $47 $54 $62 $45 $34 $63 $111 (–) Income / (expense) from metal price lag (1) 4 2 (5) (1) (3) 9 26 Adj. EBITDA as reported $53 $43 $52 $66 $46 $37 $54 $85 Risk management helps minimize commodity price exposure 19